UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 19, 2003

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                        1-16581                    23-2453088
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(State or other                     (Commission                (IRS Employer
jurisdiction of)                    File Number)               Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                 19102
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
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(Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

      (a)   Exhibits.

            The following exhibits are furnished herewith:

            99.1 Press Release, dated September 19, 2003, of Sovereign Bancorp, Inc. (the "Company")

Item 9. Regulation FD Disclosure.

      On September 19, 2003, the Company issued a press release regarding the Company's reconfirmed earnings guidance and 3rd quarter margin expectations. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SOVEREIGN BANCORP, INC.

Dated: September 19, 2003           /s/ James D. Hogan
                                    James D. Hogan
                                    Chief Financial Officer
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EXHIBIT INDEX

Exhibit
Number
-------

99.1  Press Release, dated September 19, 2003, of Sovereign Bancorp, Inc.